                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 18, 1997


                       Advanta Mortgage Loan Trust 1997-4
             (Exact name of registrant as specified in its charter)


          New York                     333-37107             Application Pending
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)



          c/o Advanta Mortgage Conduit                             92127
                 Services, Inc.                                 (Zip Code)
           Attention:  Milton Riseman
            16875 West Bernardo Drive
              San Diego, California
    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (619) 674-1800
-------------------------------------------------------------------------------
                                    No change

          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered an issuance of $3,500,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-37107) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1997-4 (the "Registrant" or the "Trust") issued approximately $900,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1997-4 (the "Certificates"), on December 18, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of December 1, 1997, among Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as Master Servicer (the "Master Servicer") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of fourteen classes, the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group I Certificates, the Class A-7 Group I Certificates, the Class A-IO Group I Certificates, the Class A-8 Group II Certificates, the Class A-9 Group II Certificates (collectively, the "Class A Certificates"), the Class M-1 Group I Certificates, the Class M-2 Group I Certificates (together, the "Mezzanine Certificates"), the Class B-1 Group I Certificates (the "Class B Certificates" and together with the Mezzanine Certificates, the "Subordinate Certificates") and the Class R Certificates (Residual Interest) (the "Class R Certificates"). The Class A Certificates and the Subordinate Certificates, collectively, are the "Offered Certificates". The Offered Certificates and the Class R Certificates are together referred to herein as the "Certificates". The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially will include two investment pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Class A Certificates (other than the Class A-8 and Class A-9 Certificates) and the Subordinate Certificates represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Class A-8 and Class A-9 Certificates represent undivided ownership interests in a group of adjustable rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position.

                  Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof.

                  The Class A-1 Certificates have an aggregate principal amount of $146,039,000. The Class A-2 Certificates have an aggregate principal amount of $91,159,000. The Class A-3 Certificates have an aggregate principal amount of $33,579,000. The Class A-4 Certificates have an aggregate principal amount of $59,837,000. The Class A-5 Certificates have an aggregate principal amount of $15,601,000. The Class A-6 Certificates have an aggregate principal amount of $41,285,000. The Class A-7 Certificates have an aggregate principal amount of $50,000,000. The Class A-8 Certificates have an aggregate principal amount of $98,000,000. The Class A-9 Certificates have an aggregate principal amount of $302,000,000. The Class M-1 Certificates have an aggregate principal amount of $17,500,000. The Class M-2 Certificates have an aggregate principal amount of $30,000,000. The Class B-1 Certificates have an aggregate principal amount of $15,000,000. No principal payments are distributed with respect to the Class A-IO Certificates. Interest on the Class A-IO will be distributed and calculated on the basis of a notional principal balance equal to the aggregate outstanding Principal Balance of the Class A-7 Certificates (the "Notional Principal Balance").

                  As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated October 30, 1997 and the Prospectus Supplement dated December 4, 1997 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated December 4, 1997, among Advanta Mortgage Conduit Services, Inc. and Lehman Brothers Inc., as Representative of the Underwriters (the "Representative").

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.2 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as Trustee.

                  4.3 Conveyance Agreement, dated December 18, 1997, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A..

                  4.4 Class A-8 and Class A-9 Certificate Guaranty Insurance Policy, dated December 17, 1997 and delivered by Ambac Assurance Corporation.

                  4.5 Advanta Mortgage Holding Company Guaranty.

                  10.1 Indemnification Agreement, dated December 18, 1997, among Ambac Assurance Corporation and the Representative.

                  23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of Ambac Assurance Corporation and their report.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANTA MORTGAGE LOAN
                                             TRUST 1997-4

                                         By:  Advanta Mortgage Conduit Services,
                                               Inc., as Sponsor


                                               By:/s/ Mark T. Dunsheath
                                                  ---------------------
                                                  Name:   Mark T. Dunsheath
                                                  Title:  Vice President


Dated December 18, 1997

                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------


     1.1 Underwriting Agreement, dated December 4, 1997, among Advanta Mortgage Conduit Services, Inc. and Lehman Brothers Inc., as Representative of the Underwriters (the "Representative").

     4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

     4.2 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as Trustee.

     4.3 Conveyance Agreement, dated December 18, 1997, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A..

     4.4 Class A-8 and Class A-9 Certificate Guaranty Insurance Policy, dated December 17, 1997 and delivered by Ambac Assurance Corporation.

     4.5      Advanta Mortgage Holding Company Guaranty.

     10.1 Indemnification Agreement, dated December 18, 1997, among Ambac Assurance Corporation and the Representative.

     23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of AMBAC Assurance Corporation and their report.